                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Michael K. Farrell
                     Chairman of the Board, President and
                            Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.


                                                     /s/ Michael K. Farrell
                                                  ------------------------------
                                                       Michael K. Farrell

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Norse N. Blazzard
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.


                                                      /s/ Norse N. Blazzard
                                                  ------------------------------
                                                        Norse N. Blazzard

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Robert L. Davidow
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.


                                                      /s/ Robert L. Davidow
                                                  ------------------------------
                                                        Robert L. Davidow

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2009.


                                                     /s/ Elizabeth M. Forget
                                                  ------------------------------
                                                       Elizabeth M. Forget

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                 George Foulke
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2009.


                                                        /s/ George Foulke
                                                  ------------------------------
                                                          George Foulke

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Richard A. Hemmings
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2009.


                                                     /s/ Richard A. Hemmings
                                                  ------------------------------
                                                       Richard A. Hemmings

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Jay S. Kaduson
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.


                                                       /s/ Jay S. Kaduson
                                                  ------------------------------
                                                         Jay S. Kaduson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Lisa S. Kuklinski
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.


                                                      /s/ Lisa S. Kuklinski
                                                  ------------------------------
                                                        Lisa S. Kuklinski

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Richard C. Pearson
       Director, Vice President, Associate General Counsel and Secretary

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Director, Vice President, Associate General Counsel and Secretary of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2009.


                                                     /s/ Richard C. Pearson
                                                  ------------------------------
                                                       Richard C. Pearson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Thomas A. Price
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2009.


                                                       /s/ Thomas A. Price
                                                  ------------------------------
                                                         Thomas A. Price

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Thomas J. Skelly
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2009.


                                                      /s/ Thomas J. Skelly
                                                  ------------------------------
                                                        Thomas J. Skelly

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Paul A. Sylvester
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.


                                                      /s/ Paul A. Sylvester
                                                  ------------------------------
                                                        Paul A. Sylvester

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Jeffrey A. Tupper
                     Director and Assistant Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2009.


                                                      /s/ Jeffrey A. Tupper
                                                  ------------------------------
                                                        Jeffrey A. Tupper

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                James J. Reilly
                            Vice President-Finance

   KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President-Finance of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, PrimElite III File
          No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, Variable Annuity File No. 333-146584, Pioneer PRISM File
          No. 333-148873, Pioneer PRISM XC File No. 333-148874, Pioneer PRISM L File No. 333-148876, Class XTRA File No. 333-152450, Class XTRA 6 File No. 333-156646, and Variable Annuity File No. 333-______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2009.


                                                       /s/ James J. Reilly
                                                  ------------------------------
                                                         James J. Reilly